Exhibit 10.16

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

	NORRA FINANS AGREEMENT — AMENDMENT TO INVOICE PURCHASE AGREEMENT		Agreement Number: 326
BUYER	Norra Finans Sverige AB, Box 124, 953 23 Haparanda		Org. no. 559020-8509
CLIENT/SELLER	Einride AB, REGERINGSGATAN 65, 2TR, 111 56 STOCKHOLM		Org. no. 559074-8926
AGREEMENT	AGREEMENT: PURCHASE OF INVOICE RECEIVABLES (WITHOUT RECOURSE) AND INVOICE SERVICES
AMENDMENT:	Limit: Current limit 450 000 000 SEK. New limit 550 000 000 SEK. Commission: Addition as set forth below
	Days:	180	210	240	270	300
	Commission:	[***]	[***]	[***]	[***]	[***]
OTHER TERMS:	In all other respects, the agreement remains in effect on unchanged terms.
SIGNATURE

I/we confirm that I/we have reviewed this amendment agreement and approve these amendments as binding on me/us in all respects.

I/we warrant that the client and the buyer’s representatives have the right and authority to bind the client to the obligations arising under this agreement and that all corporate resolutions and other measures required for the agreement to be valid have been adopted and taken.

	CLIENT’S SIGNATURE		CLIENT’S SIGNATURE
	Place and date		Place and date
	2025-11-16	2025-11-18	2025-11-14	2025-11-14
	Einride ab		Norra Finans Sverige AB
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck

	Printed name of authorized signatory		Printed name
	Roozbeh Charli	Robert Falck	Magnus Lehto	Christina Lugnet

	CLIENT’S SIGNATURE		CLIENT’S SIGNATURE
	Place and Date		Place and Date
	2025-11-16	2025-11-18	2025-11-16	2025-11-18
	Einride Sweden AB		Einride Inc.
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck

	Printed name of authorized signatory		Printed name of authorized signatory
	Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

	CLIENT’S SIGNATURE		CLIENT’S SIGNATURE
	Place and Date		Place and Date
	2025-11-16	2025-11-18	2025-11-16	2025-11-18
	Einride Germany GmbH		Einride Benelux B.V.
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck

	Printed name of authorized signatory		Printed name of authorized signatory
	Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

	CLIENT’S SIGNATURE		CLIENT’S SIGNATURE
	Place and Date		Place and Date
	2025-11-16	2025-11-18	2025-11-16	2025-11-18
	Einride Austria GmbH		Einride Norway AS
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck

	Printed name of authorized signatory		Printed name of authorized signatory
	Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

CLIENT’S SIGNATURE
Place and Date
2025-11-16	2025-11-18
Einride UK Ltd

/s/ Roozbeh Charli	/s/ Robert Falck

Printed name of authorized signatory
Roozbeh Charli	Robert Falck

SURETY BOND: YES

As security for the other group companies’ (Einride AB, 559074-8926. Einride Sweden AB, 559397-1814. Einride Inc, EIN: 37-2067272. Einride Germany GmbH, HRB 242492 B. Einride Benelux B.V., 88101940. Einride Austria GmbH, FN 590634 f. Einride Norway AS, 929 339 495. Einride UK Ltd, 14492560) all obligations, Einride AB has, pursuant to the invoice purchase agreement with agreement number 326 signed by Einride on 2024-12-09, provided a surety undertaking. In connection with the limit increase in this supplemental agreement, Einride AB instead provides a surety undertaking limited to SEK 550,000,000. The general terms and conditions arising from the invoice purchase agreement (including information regarding the surety) continue to apply unchanged.
Organization number

559074-8926
Amount Limitation (SEK)

550 000 000
Place and Date

2025-11-16	2025-11-18
Signature EINRIDE AB /s/ Roozbeh Charli	/s/ Robert Falck
Printed name

Roozbeh Charli	Robert Falck

Verification Certificate

Document ID 09222115557562364882

Document

251114 Limithöjning 550MSEK
Main Document
2 pages
Initiated 2025-11-14 16:14:12 CET (+0100) av Dan
Karlsson (DK)
Completed 2025-11-18 15:07:08 CET(+0100)

Initiator

Dan Karlsson (DK)
Norra Finans
[***]
[***]

Signed

Magnus Lehto (ML)	Christina Lugnet (CL)
Norra Finans Sverige AB	Norra Finans Sverige AB
Personal ID Number [***]	Personal ID Number [***]
[***]	[***]

/s/ Magnus Lehto	/s/ Kristina Lugnet
The name returned from Swedish BankID was “MAGNUS LEHTO”	The name returned from Swedish BankID was “KRISTINA LUGNET”
Signed: 2025-11-14 16:19:24 CET (+0100)	Signed: 2025-11-14 16:42:03 CET (+0100)

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Verification Certificate

Document ID 09222115557562364882

Roozbeh Charli (RC)	Robert Falck (RF)
Einride AB	Einride AB
Personal ID Number [***]	Personal ID Number [***]
[***]	[***]

/s/ Roozbeh Charli	/s/ Robert Falck
The name returned from Swedish BankID was “ROOZBEH CHARLI”	The name returned from Swedish BankID was “Robert Gustav Agner Falck”
Signed: 2025-11-16 19:55:27 CET (+0100)	Signed: 2025-11-18 15:07:08 CET (+0100)

This verification is issued by Scrive. See the hidden attachments for more information/evidence about this document. Use a PDF reader such as Adobe Reader that can display hidden attachments to view the attachments. Please note that if the document is printed, the integrity of the paper copy cannot be verified as described below, and a regular printout will lack the content of the hidden attachments. The digital signature (electronic seal) ensures that the integrity of this document, including the hidden attachments, can be verified mathematically and independently by Scrive. For your convenience, Scrive also provides a service to automatically verify the document’s integrity at: https://scrive.com/verify

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	AVTAL – ÄNDRING AV FAKTURAKÖPSAVTAL		Avtalsnummer: 326
KÖPARE	Norra Finans Sverige AB, Box 124, 953 23 Haparanda		Org. nr. 559020-8509
KUND/SÄLJARE	Einride AB, REGERINGSGATAN 65, 2TR, 111 56 STOCKHOLM		Org. nr. 559074-8926
AVTAL	KÖP AV FAKTURAFORDRINGAR (UTAN REGRESSRÄTT) SAMT FAKTURASERVICE
ÄNDRING	Limit: Nuvarande limit 450 000 000 SEK. Ny limit 550 000 000 SEK. Provision: Tilägg enligt nedan
	Dagar:	180	210	240	270	300
	Provision:	[***]	[***]	[***]	[***]	[***]
ÖVRIGA VILLKOR	I övrigt gäller avtalet på oförändrade villkor.
UNDERSKRIFT

Jag/vi bekräftar att jag/vi har tagit del av detta ändringsavtal och godkänner dessa ändringar såsom bindande för mig/oss i alla avseenden.

Jag/vi försäkrar att kunden och köparens företrädare har rätt och behörighet att binda kunden vid de förpliktelser som följer av detta avtal och att alla bolagsrättsliga beslut och andra åtgärder som erfordras för att avtalet ska vara gällande har fattats och vidtagits.

	KUNDENS UNDERSKRIFT		KÖPARENS UNDERSKRIFT
	Ort och datum		Ort och datum
	2025-11-16	2025-11-18	2025-11-14	2025-11-14
	Einride ab		Norra Finans Sverige AB
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Magnus Lehto	/s/ Christina Lugnet

	Namnförtydligande av firmatecknare		Namnförtydligande
	Roozbeh Charli	Robert Falck	Magnus Lehto	Christina Lugnet

	KUNDENS UNDERSKRIFT		KUNDENS UNDERSKRIFT
	Ort och datum		Ort och datum
	2025-11-16	2025-11-18	2025-11-16	2025-11-18
	Einride Sweden AB		Einride Inc.
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck

	Namnförtydligande av firmatecknare		Namnförtydligande av firmatecknare
	Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

	KUNDENS UNDERSKRIFT		KUNDENS UNDERSKRIFT
	Ort och datum		Ort och datum
	2025-11-16	2025-11-18	2025-11-16	2025-11-18
	Einride Germany GmbH		Einride Benelux B.V.
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck

	Namnförtydligande av firmatecknare		Namnförtydligande av firmatecknare
	Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

	KUNDENS UNDERSKRIFT		KUNDENS UNDERSKRIFT
	Ort och datum		Ort och datum
	2025-11-16	2025-11-18	2025-11-16	2025-11-18
	Einride Austria GmbH		Einride Norway AS
	/s/ Roozbeh Charli	/s/ Robert Falck	/s/ Roozbeh Charli	/s/ Robert Falck

	Namnförtydligande av firmatecknare		Namnförtydligande av firmatecknare
	Roozbeh Charli	Robert Falck	Roozbeh Charli	Robert Falck

Norra Finans Sverige AB | PHONE: +46 8 5544 9000 | REG NO: 559020-8509 |

Visiting address: Strandgatan 15, 953 32 Haparanda

Postaddress: Box 124, 953 23 Haparanda

Document ID09222115557562364882	Signerat ML, CL, RC, RF

KUNDENS UNDERSKRIFT
Ort och datum
2025-11-16	2025-11-18
Einride UK Ltd

/s/ Roozbeh Charli	/s/ Robert Falck

Namnförtydligande av firmatecknare
Roozbeh Charli	Robert Falck

BORGENSFÖRBINDELSE: JA

Till säkerhet för övriga koncernföretags (Einride AB, 559074-8926. Einride Sweden AB, 559397-1814. Einride Inc, EIN: 37-2067272. Einride Germany GmbH, HRB 242492 B. Einride Benelux B.V., 88101940. Einride Austria GmbH, FN 590634 f. Einride Norway AS, 929 339 495. Einride UK Ltd, 14492560.) samtliga förpliktelser har Einride AB enligt fakturaköpsavtal med avtalsnummer 326 undertecknat av Einride den 2024-12-09 lämnat ett borgensåtagande. I och med limithöjningen i detta tilläggsavtal lämnar Einride AB istället ett borgensåtagande begränsat till 550 000 000 SEK. De allmänna villkoren som följer av fakturaköpsavtalet (inklusive information om borgen) gäller alltjämt oförändrat.

Organisationsnummer

559074-8926
Beloppsbegränsning (SEK)

550 000 000
Ort och datum

2025-11-16	2025-11-18
Underskrift EINRIDE AB /s/ Roozbeh Charli	/s/ Robert Falck
Namnförtydligande

Roozbeh Charli	Robert Falck

Norra Finans Sverige AB | PHONE: +46 8 5544 9000 | REG NO: 559020-8509 |

Visiting address: Strandgatan 15, 953 32 Haparanda

Postaddress: Box 124, 953 23 Haparanda

Document ID09222115557562364882	Signerat ML, CL, RC, RF

Verifikat

Document ID 09222115557562364882

Dokument

251114 Limithöjning 550MSEK
Huvuddokument
2 sidor
Startades 2025-11-14 16:14:12 CET (+0100) av Dan
Karlsson (DK)
Färdigställt 2025-11-18 15:07:08 CET(+0100)

Initierare

Dan Karlsson (DK)
Norra Finans
[***]
[***]

Signerare

Magnus Lehto (ML)	Christina Lugnet (CL)
Norra Finans Sverige AB	Norra Finans Sverige AB
Personnummer [***]	Personnummer [***]
[***]	[***]

/s/ Magnus Lehto	/s/ Kristina Lugnet
Namnet som returnerades från svenskt BankID var “MAGNUS LEHTO”	Namnet som returnerades från svenskt BankID var “KRISTINA LUGNET”
Signerade 2025-11-14 16:19:24 CET (+0100)	Signerade 2025-11-14 16:42:03 CET (+0100)

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Verifikat

Document ID 09222115557562364882

Roozbeh Charli (RC)	Robert Falck (RF)
Einride AB	Einride AB
Personnummer [***]	Personnummer [***]
[***]	[***]

/s/ Roozbeh Charli	/s/ Robert Falck
Namnet som returnerades från svenskt BankID var “ROOZBEH CHARLI”	Namnet som returnerades från svenskt BankID var “Robert Gustav Agner Falck”
Signerade 2025-11-16 19:55:27 CET (+0100)	Signerade 2025-11-18 15:07:08 CET (+0100)

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